UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2009
NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 857-7000
Former name or former address, if changed since last report: Not Applicable
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-23.2
EX-99

Item 8.01 Other Events.
National Fuel Gas Company (the “Company”) is filing this Current Report on Form 8-K to update its historical business segment information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, which was filed with the Securities and Exchange Commission on November 26, 2008 and amended on January 6, 2009 (as amended, the “2008 Form 10-K”), to reflect a change in segment reporting effective for fiscal 2009.
During the quarter ended December 31, 2008, the Company decided to eliminate its Timber segment as a reportable segment based on the fact that the Company’s timber operations do not meet any of the quantitative thresholds specified by Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information. Furthermore, from a qualitative standpoint, management’s focus has changed regarding the Company’s timber operations. While the Company will continue to harvest hardwood timber and process lumber products that are used in high-end furniture, cabinetry and flooring, management no longer considers the timber operations to be integral to the overall operations of the Company. Because the Company’s timber operations cannot be aggregated into one of the Company’s other four reportable business segments, the timber operations are now included in the Company’s All Other category.
In Exhibit 99 filed with this Current Report on Form 8-K and incorporated herein by reference, the Company updates and supersedes the following Items that are contained in the 2008 Form 10-K to reflect the change in segment reporting: “Item 1. Business,” “Item 2. Properties,” “Item 6. Selected Financial Data,” “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8. Financial Statements and Supplementary Data.” The historical information in “Item 8. Financial Statements and Supplementary Data” has been updated from its previous presentation solely to reflect the Company’s new operating segment structure in “Note A — Summary of Significant Accounting Policies” and “Note J — Business Segment Information.”
The change in the reporting structure, as reflected in the information included in this Form 8-K, affects only the manner in which segment results were previously reported. There is no impact on the Company’s Consolidated Statements of Income and Earnings Reinvested in the Business, Consolidated Balance Sheets, Consolidated Statements of Cash Flows or Consolidated Statements of Comprehensive Income reported in the 2008 Form 10-K. All other information in the 2008 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2008 Form 10-K with the Securities and Exchange Commission. For developments since the filing of the 2008 Form 10-K, refer to the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2008 and the Company’s Current Reports on Form 8-K filed since the filing of the 2008 Form 10-K. The information in this Current Report on Form 8-K, including Exhibit 99, should be read in conjunction with the 2008 Form 10-K, the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2008 and the Company’s Current Reports on Form 8-K filed since the filing of the 2008 Form 10-K.

The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Exchange Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 23.1	Consent of Netherland, Sewell & Associates, Inc.

Exhibit 23.2	Consent of Independent Registered Public Accounting Firm

Exhibit 99	Updates to Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2008, as amended

	Part I. Item 1.	Business
	Part I. Item 2.	Properties
	Part II. Item 6.	Selected Financial Data
	Part II. Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations
	Part II. Item 8.	Financial Statements and Supplementary Data

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY
By:	/s/ James R. Peterson
James R. Peterson
Assistant Secretary

Dated: March 17, 2009

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Netherland, Sewell & Associates, Inc.

23.2	Consent of Independent Registered Public Accounting Firm

99	Updates to Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2008, as amended

	Part I. Item 1.	Business
	Part I. Item 2.	Properties
	Part II. Item 6.	Selected Financial Data
	Part II. Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations
	Part II. Item 8.	Financial Statements and Supplementary Data